                                                                    Exhibit 10.2

[Confidential treatment has been requested for portions of this document, and the confidential material has been filed separately with the SEC].

================================================================================

                                CARDINAL HEALTH*

                                       AND

                                 CHRONIMED INC.

                             PRIME VENDOR AGREEMENT

================================================================================

                             PRIME VENDOR AGREEMENT

         THIS PRIME VENDOR AGREEMENT (THE "AGREEMENT") IS MADE __________, 2003, BETWEEN CHRONIMED INC. ("BUYER") AND CARDINAL HEALTH* ("CARDINAL HEALTH"), WHO HEREBY AGREE AS FOLLOWS:

1.       DESIGNATION AS PRIMARY WHOLESALER

                  During the term of this Agreement, Buyer will designate Cardinal Health as the primary wholesale pharmaceutical supplier to all of its retail pharmacies (the "RETAIL PHARMACIES") and mail order pharmacies (the "MAIL ORDER PHARMACIES"), in each case whether now or hereafter owned, managed or operated by Buyer (the Retail Pharmacies and the Mail Order Pharmacies, collectively, the "PHARMACIES" and individually, a "PHARMACY"). A current list of the Pharmacies is attached hereto as EXHIBIT A. Additional Retail Pharmacies and Mail Order Pharmacies may be made parties to this Agreement from time to time subject to the prior approval of Buyer and Cardinal Health which approval will not unreasonably be withheld.

2.       SALE OF MERCHANDISE

                  Buyer will purchase from Cardinal Health during the term of this Agreement its Primary Requirements of pharmaceuticals ("RX PRODUCTS") and of other inventory carried by Cardinal Health ("NON-RX PRODUCTS" and, together with Rx Products, collectively the "MERCHANDISE") for delivery directly to the Pharmacies. The term "PRIMARY REQUIREMENTS" means that Buyer will purchase from Cardinal Health for each Pharmacy (i) [***] of its requirements of Merchandise purchased from pharmaceutical wholesalers and (ii) [***] of its requirements of generic Rx Products. Cardinal Health reserves the right at all times to determine what Merchandise it will carry based upon product quality, manufacturer indemnity, insurance, and other policies, and other standards determined by it, and may delete from its available inventory items of Merchandise with limited or no movement activity.

3.       PURCHASE PRICE

                  Buyer will pay a purchase price for all Merchandise (except for those items that are net-billed as described below) purchased under this Agreement in an amount equal to Cardinal Health's Cost plus the percentage specified in the pricing matrix attached hereto as EXHIBIT B (the "PRICING MATRIX"). For purposes of this Agreement: (a) the term "CARDINAL HEALTH'S COST" will mean the [***] for Merchandise at the date of Cardinal Health's invoice to the Pharmacy without reduction for cash discounts; and (b) the term "QUALIFIED PURCHASES" will mean all purchases made and paid for by Buyer and/or the Pharmacies under the terms of this Agreement, net of all returns, credits, rebates, late charges, or other similar items, on an annual, quarterly, or monthly basis, as applicable. Notwithstanding anything herein to the contrary, the purchase price for Merchandise which is subject to a Manufacturer Contract will be Buyer's contract price for the Pharmacies. Cardinal Health reserves the right to adjust the purchase price of any item of Merchandise, upon reasonable notice to Buyer, in the event that the manufacturer of such item implements a change in policy which eliminates or decreases the cash discount terms effective on the Commencement Date with respect to such item. Manufacturer off-invoice quantity discounts and promotional allowances as evidenced by a manufacturer sell sheet will be made available to Buyer.

                  Notwithstanding the foregoing, the purchase price for selected Merchandise, including but not limited to generic Rx Products, private label products, medical/surgical supplies, home health care/durable medical equipment, Merchandise acquired from vendors not offering customary cash discount or other terms, and other slow moving, specialty, and non-pharmaceutical Merchandise will not be based upon the Cardinal Health's Cost-plus pricing described above but will instead be net-billed in accordance with the terms and conditions established by Cardinal Health (including applicable mark-up) for such Merchandise. Merchandise described in this paragraph is sometimes referred to as "SPECIALLY PRICED MERCHANDISE." Subject to Buyer's obligations under ss.6 with respect to purchases of generic Rx Products, Buyer may, but will have no obligation to, purchase any specified volume or percentage of its requirements for Specially Priced Merchandise.

                  The pricing specified in the Pricing Matrix does not reflect administrative fees for membership in any group purchasing organization (a "GPO"). If Buyer or any Buyer Pharmacy affiliates with a GPO, the appropriate administrative fee will be added to the percentages specified in the Pricing Matrix.

                  All orders must be electronically transmitted via cardinal.com or other electronic order entry system approved by Cardinal Health to qualify for the pricing specified in the Pricing Matrix. Non-electronically transmitted orders are subject to Cardinal Health's Cost [***] (excluding Schedule II and emergency orders). This Cost [***] for non-electronically transmitted orders will not apply to orders placed when cardinal.com or other approved electronic order entry system is not functioning at the time the order is placed.

4.       PAYMENT TERMS

                  (a) Payment Terms. The payment terms initially applicable to Buyer will be [***] as set forth in the following payment terms chart. All payments for the Merchandise will be due in accordance with [***] terms unless and until otherwise agreed by Buyer and Cardinal Health. Buyer may request to adjust its payment terms (with the corresponding adjustment to the cost of goods) to one of the two payment terms options set forth in the payment terms grid set forth below. Changes in payment terms must be requested thirty (30) days in advance and will be effective only on August 1 and February 1 of each Contract Year. Any such request for adjustment in price is subject to Cardinal Health's credit approval, which shall not unreasonably be withheld.

                         Terms                                        Cost of Goods Adjustment
-------------------------------------------------------------------------------------------------------
[***] Terms - [***], due to Cardinal Health in good              Priced as in Exhibit B pricing matrix
immediately available funds by the [***] ([***] days
sales outstanding)
-------------------------------------------------------------------------------------------------------
[***] Terms - [***] due to Cardinal Health in good               Increase in cost of goods in Exhibit B
immediately available funds on the[***], [***], due with               pricing matrix of [***]
good immediately available funds on the [***] ([***] days
sales outstanding)
------------------------------------------------------------ ------------------------------------------

                  (b) Cost of Goods Adjustments. At the end of each calendar quarter, Cardinal Health will evaluate Buyer's payment history based on average days of sales outstanding ("DSO") calculated on a quarterly basis and average Qualified Monthly Purchases. If such payment history shows payment greater than [***] average DSO, as calculated above, then an adjustment to the then-applicable Cost of Goods may be made by Cardinal Health as appropriate.

                  (c) Service Charges. All payments for Merchandise delivered and services provided by Cardinal Health will be made to the applicable servicing division specified in Cardinal Health's invoice (or as otherwise specified by Cardinal Health) by electronic funds transfer or other method acceptable to Cardinal Health so as to provide Cardinal Health with good funds by the due date. Buyer will pay a service charge on any amount not paid by Buyer to Cardinal Health when due under the terms of this Agreement from the first day of delinquency, until such amount is paid in full, along with reasonable attorney fees associated with any such delinquency as follows: (a) [***] per month (or the maximum allowed by law if such rate is less than [***] per month) until Buyer's DSO exceeds [***] and (b) if Buyer's DSO exceeds [***] the service fee shall be at [***] per month (or the maximum rate allowed by law if such rate is less than [***] per month). Within fifteen (15) days after the end of each month, Cardinal Health shall notify Buyer if its average DSO exceeded the applicable payment terms for each pay period during that month. For example, under the [***] terms identified above, if Buyer makes one bank wire transfer payment [***] on or before [***] for all purchases made and received by Buyer for [***], Buyer will then be in compliance with Cardinal Health's definition of [***] DSO. If Buyer's average DSO per pay period exceeded the applicable payment terms for four (4) consecutive pay periods, or six (6) pay periods in a rolling three (3) month period, Cardinal Health will assess any and all service charges as set forth above for all late payments for the immediately preceding twelve (12) month period. Cardinal Health retains the right, upon notice to Buyer, to place Buyer on C.O.D. or prepay status, refuse orders, adjust Buyer's Cost of Goods and/or cease its supply relationship with Buyer if Cardinal Health has not received payment when due for Merchandise delivered or services provided to Buyer.

                  (d) Submission of Financial Statements. Buyer will provide Cardinal Health with quarterly publicly filed financial statements and/or filed annual tax returns with all notes and schedules and such further information as Cardinal Health may reasonably request from time to time.

                  (e) Guaranty. As an inducement for Cardinal Health to supply Merchandise and provide services to the subsidiaries and affiliates of Buyer, whether existing now or in the future (collectively, "BORROWERS"), Buyer (i) guarantees to Cardinal Health the punctual and full payment (and not merely the ultimate collectability) of all sums now or hereafter due from Borrowers to Cardinal Health; (ii) agrees to indemnify and save harmless Cardinal Health against and from any and all losses, damages, liabilities, and claims now or at any time hereafter arising directly or indirectly out of any failure by Borrowers to promptly and fully perform all of the obligations hereunder, and (iii) agrees to pay to Cardinal Health on demand the reasonable cost and expense incurred by

         Cardinal Health in attempting to enforce any indebtedness, liability, or obligation under this Agreement, including, without limitation, reasonable attorney's fees.

5.       ORDERING AND DELIVERY

                  Cardinal Health will deliver the Merchandise F.O.B. Pharmacy to the Pharmacies and exercise its good faith efforts to provide an efficient delivery schedule designed to meet the mutual needs of Cardinal Health and the Pharmacies, in accordance with Cardinal Health's general delivery schedules established from time to time by the applicable Cardinal Health servicing division (exclusive of holidays, etc.). All deliveries will be accompanied by an invoice, and all delivery costs (not including emergency deliveries) will be absorbed by Cardinal Health. Each Pharmacy will be entitled to receive [***] delivery per day, [***] days per week, excluding holidays, except that (i) the Mail Order Pharmacy in Minneapolis, Minnesota is entitled to receive [***] deliveries per day, five days per week, excluding holidays, and (ii) Pharmacies located outside of the contiguous United States or other Pharmacies will be entitled to deliveries as mutually agreed upon by the parties. [***]. Delivery schedules and purchase order deadlines may be reviewed and changed from time to time as mutually agreed upon by Cardinal Health and Buyer. Cardinal Health will make every reasonable effort to accommodate individual order entry and delivery requirements. It is possible, depending on the servicing Cardinal Health division, that cutoff times may be later than (but not before) 7:00 p.m., and that morning deliveries may be earlier than (but not later than) noon.

                  Buyer will submit all orders, except for orders for Schedule II drugs, for all Merchandise to Cardinal Health via cardinal.com or other mutually agreeable electronic means. Cardinal Health will provide Buyer with access to cardinal.com and entelligence at no additional charge to Buyer; provided, however, Buyer must supply, at its own expense, all hardware required for such access, all required Internet access and any required interfaces or other network enhancements. Buyer agrees not to use cardinal.com, entelligence or any other electronic order entry system for any purpose unrelated to this Agreement. Buyer's right to use cardinal.com and entelligence will be immediately terminated (i) upon expiration or termination of this Agreement for any reason or (ii) in the event Cardinal Health reasonably believes security of the cardinal.com site or its proprietary rights are threatened due to Buyer's access. In the event that electronic order entry is temporarily interrupted for reasons beyond the control of Buyer or Cardinal Health, Buyer may place orders manually and both parties will use reasonable efforts to rectify the problem.

                  DEA Form 222 may be mailed to the applicable Cardinal Health distribution center or given to the delivery driver. Schedule II orders will be delivered within one (1) day of Cardinal Health's receipt of the signed original DEA Form 222. Buyer acknowledges that if Buyer gives the DEA Form 222s to the delivery driver, such forms will not be received by Cardinal Health until such time that the delivery driver physically delivers the DEA Form 222 to the applicable Cardinal Health distribution center. Notwithstanding the foregoing, no Schedule II orders will be delivered other than in compliance with DEA regulations.

6.       GENERICS

                  (a) Participation in CardinalSOURCE. Buyer shall purchase [***] of its generic Rx Products needs through Cardinal Health. Cardinal Health agrees that during the term of the Agreement, its CardinalSOURCE generics program in the aggregate will remain competitive with other similar wholesaler generic product programs as reasonably determined by Buyer and Cardinal Health based on publicly available data. Buyer will utilize the CardinalSOURCE program ("CARDINALSOURCE") with autosubstitution with the exception of individual products designated by Buyer for its Mail Order Pharmacies, for which Buyer shall have the right to override autosubstitution for such items upon notice to Cardinal Health.

7.       DISCOUNTS

                  (a) Upfront Discount. Each year Buyer shall be entitled to an annual upfront discount (the "UPFRONT DISCOUNT") in the amount of $[***], which shall be provided by Cardinal Health to Buyer upon the first day of each Contract Year during the Initial Term of this Agreement, in the form of a check. If this Agreement is terminated before the end of any Contract Year, Buyer shall repay to Cardinal Health the unearned portion of the annual Upfront Discount, which shall be repaid prorata based on the number of months remaining until the end of such Contract Year. Such repayment amount will be calculated as follows:

-------------------------------------------------------------------------------------------------------
Amount to be         (12 minus number of months elapsed since             x                     ($[***])
Repaid =             the Commencement Date /12)                     (multiplied by)
-------------------------------------------------------------------------------------------------------

                  Payment of the Upfront Discounts will be contingent on Buyer meeting its minimum purchase requirement of $[***] in Qualified Purchases per Contract Year, and remaining in compliance with all payment terms as set forth in this Agreement.

                  (b) Disclosure. Each of the Upfront Discounts and "discount or other reduction in price," as such terms are defined under the Medicare/Medicaid Anti-Kickback Statute, on the products and services covered by this Agreement, and Buyer may have an obligation to accurately report, under any state or federal program which provides cost- or charge-based reimbursement for such products or services, or as otherwise requested or required by any governmental agency, the net cost actually paid by Buyer for such products and services.

8.       OTHER SERVICES

                  Cardinal Health will provide comprehensive support services to Buyer and the Pharmacies in accordance with Cardinal Health's customary terms and practices for retail pharmacies. A list of those programs, services, and reports is attached as EXHIBIT C to this Agreement.

9.       EMERGENCY DELIVERIES

                  Cardinal Health will provide a twenty-four (24) hour, seven
         (7) day per week emergency delivery service. The courier charge for such orders will be F.O.B. prepaid and added to the invoice. A listing of key management personnel and emergency order procedures will be supplied to each Pharmacy.

10.      CONTRACT ADMINISTRATION

                  Cardinal Health will recognize and administer direct purchase manufacturer contracts between Buyer and any manufacturer (collectively, "MANUFACTURER CONTRACTS") for such manufacturers' products purchased by Chronimed through Cardinal Health subject to their continued validity in accordance with applicable laws and subject to such credit considerations concerning the applicable manufacturers as Cardinal Health may consider appropriate; however, if manufacturers' chargebacks for contract items submitted by Cardinal Health are disallowed, uncollectible, or unreconcilable, then the applicable charge will be billed back to Buyer. Cardinal Health reserves the right, at any time, to decline to sell or carry any manufacturer's merchandise, based upon credit considerations deemed relevant to Cardinal Health. Buyer will notify Cardinal Health of all direct purchase Manufacturer Contracts. In addition, Buyer or the Pharmacies will provide Cardinal Health with a copy of all new Manufacturer Contracts entered into after the Commencement Date and manufacturer verification of all renewals, replacements or terminations of Manufacturer Contracts not less than forty-five (45) days prior to the effective date of such new Contract, renewal, replacement or termination. Failure to comply with these notice requirements will entitle Cardinal Health to discontinue the service level provisions herein until forty-five (45) days after delivery of accurate usage data for the new items.

                  In order to facilitate Cardinal Health's inventory management requirements, Buyer will provide Cardinal Health with respect to each Pharmacy accurate six (6) months' usage figures (including NDC numbers) on both contract and non-contract items in compatible electronic (disk) format thirty (30) days prior to participation under this Agreement by that Pharmacy. All purchases under this Agreement by Buyer will be for the Pharmacies' "own use" as that term is defined in judicial or legislative interpretation, and Buyer will comply with applicable manufacturers' pricing criteria and policies.

11.      LICENSURE

                  Buyer represents and warrants to Cardinal Health that Buyer and the Pharmacies have complied with, and are currently and will be at all times during the term in compliance with, all applicable licensing requirements of all applicable federal, state are local governmental authorities, including without limitation any licensing requirements to purchase, receive, possess, store, use, dispense, and/or distribute or otherwise dispose of pharmaceutical products. Prior to purchasing Rx Products from Cardinal Health hereunder and at all times during the term of this Agreement, Buyer will provide Cardinal Health with copies of all such licenses and any renewals, revocations, changes or notices related thereto.

12.      SERVICE LEVEL

                  Cardinal Health will provide the following Adjusted Service Level (defined in EXHIBIT D-1): (i) for each of the top 15 branded mail order Rx Products (the "TOP MAIL ORDER") and the top 15 branded retail Rx Products (the "TOP RETAIL"), [***], and (ii) for all other Rx Products, [***], in each case calculated on a Contract Quarter in accordance with the standards and procedures specified in EXHIBIT D-1. Lists of the Top Mail Order products and the Top Retail products as of the Commencement Date are set forth in EXHIBIT D-2. Such lists will be revised annually. If Cardinal Health fails to achieve either the [***] for the Top Retail and Top Mail Order products commitment or the [***] commitment for all other products for any Contract Quarter, Buyer shall be entitled to a rebate in an amount equal to [***] of the [***] the applicable Adjusted Service Level [***]. For example, if [***] of Top Mail Order and Top Retail products were $[***] and the Adjusted Service Level was [***] for the Top Retail and Top Mail Order Products, then the service credit would be $[***] (the "SERVICE LEVEL REBATE"). The Service Level Rebate, if any, is a "discount or other reduction in price," as such terms are defined under the Medicare/Medicaid Anti-Kickback Statute, on the products and services covered by this Agreement, and Buyer may have an obligation to accurately report, under any state or federal program which provides cost- or charge-based reimbursement for such products or services, or as otherwise requested or required by any governmental agency, the net cost actually paid by Buyer for such products and services. In addition to this service level rebate, Buyer may terminate this Agreement for Cardinal Health's failure to meet specified service levels as provided for in Section 14, provided that if Buyer terminates this Agreement pursuant to Section 14, it shall not be entitled a payment hereunder for the last service level default giving rise to termination.

13.      RETURNED GOODS POLICY

                  Cardinal Health will accept Merchandise for return from Pharmacies in accordance with the Standard Cardinal Health Returned Goods Policy (the "CARDINAL HEALTH RETURNS POLICY"). Cardinal Health will not accept for return any Merchandise from Buyer prior to execution of an Ongoing Assurances Form in the identical form as attached as an exhibit hereto. Cardinal Health will work with a third party returned goods processor in accordance with the Standard Third Party Returned Goods Policy (the "THIRD PARTY RETURNS POLICY"). Current copies of both the Cardinal Health Returns Policy and the Third Party Returns Policy are attached as EXHIBITS E-1 and E-2.

14.      TERM

                  (a) The term of this agreement will be for three (3) years, beginning on August 1, 2003 (the "COMMENCEMENT DATE") and ending on July 31, 2006.

                  (b) Either party may effect an early termination of this Agreement upon the occurrence of a material breach by the other party. The non-breaching party must give written notice to the breaching party of the occurrence of such breach. The notice must describe in detail the nature of the breach. The breaching party will have the opportunity to cure its breach to the reasonable satisfaction of the non-breaching party during a sixty (60) day period beginning on the date the breaching party receives the written notice (the "CURE PERIOD"). In the alternative, if such breach is of a nature that it cannot be cured in sixty (60) days, the breaching party must commence and diligently prosecute in good faith the cure of such breach within the Cure Period and cure such breach within one hundred twenty (120) days. If the breach is not cured by the expiration of the Cure Period, or the breaching party has not begun the cure process if it cannot be cured in sixty (60) days and does not cure the breach within one hundred twenty
         (120) days, then the
         non-breaching party may provide written notice to the breaching party that this Agreement will be terminated in thirty (30) days following the expiration of the Cure Period. Notwithstanding the foregoing, with respect to payment defaults by Buyer, Cardinal Health may terminate this Agreement immediately. In addition, Cardinal Health may terminate this Agreement immediately upon notice to Buyer in the event of the following: (i) Buyer files for or is otherwise subject to bankruptcy proceedings or is or becomes insolvent, (ii) Buyer defaults on the terms of any bank agreement or other loan or (iii) Buyer is delisted from NASDAQ or any other national securities exchange. Buyer may terminate this Agreement immediately upon notice to Cardinal Health if Cardinal Health has committed a Service Level Default in each of [***] consecutive quarters within a rolling twelve (12) month period, or a total of four quarters over the three year term of the Agreement. If Cardinal Health commits a Service Level Default in each of [***] consecutive quarters within a rolling twelve (12) month period, Buyer must notify Cardinal Health in writing of their intent to end the Agreement within a thirty day period from the end of the second consecutive quarter that the Service Level Default has occurred. If notification is not given, Buyer forfeits the right to exercise this specific Service Level Default. As used herein, a "SERVICE LEVEL DEFAULT" shall mean a breach of either the (i) Top Mail Order and Top Retail Adjusted Service Level or (ii) the Adjusted Service Level for all other products, as specified in Section 12. No termination notice from Buyer to Cardinal Health will be effective until such time as Cardinal Health has received payment for all amounts due from Buyer.

15.      NOTICES

                  Any notice or other communication required or desired to be given to either party under this Agreement shall be in writing and shall be deemed given when: (a) received by the recipient, after being sent via certified mail, return receipt requested, and addressed to that party at the address for such party set forth at the end of this Agreement; (b) received by the recipient after being sent via Federal Express, Airborne, or any other similar overnight delivery service for delivery to that party at that address; or (c) received by facsimile transmission, as evidenced by electronic confirmation, to that party at its facsimile number set forth at the end of this Agreement. Either party may change its address or facsimile number for notices under this Agreement by giving the other party notice of such change.

16.      TAXES/COMPLIANCE WITH LAWS

                  Buyer will pay when due any sales, use, excise, gross receipts, or other federal, state, or local taxes or other assessments (other than any tax based solely on the net income of Cardinal Health) and related interest and penalties in connection with or arising out of the transactions contemplated by this Agreement. If Cardinal Health pays any such amounts which Buyer is obligated to pay under this section, then Buyer will promptly reimburse Cardinal Health in an amount equal to the amount so paid by Cardinal Health.

                  Buyer and Cardinal Health shall comply with all federal and state laws, rules and regulations applicable to the storage, distribution, purchase, sale and use of pharmaceutical products.

                  If and to the extent any discount, credit, rebate or other purchase incentive is paid or applied by Cardinal Health with respect to the Merchandise purchased under this Agreement, such discount, credit, rebate or other purchase incentive shall constitute a "discount or other reduction in price," as such terms are defined under the Medicare/Medicaid Anti-Kickback Statute, on the Merchandise purchased by Buyer under the terms of this Agreement. Cardinal Health and Buyer agree to use their best efforts to comply with any and all requirements imposed on sellers and buyers, respectively, under 42 U.S.C. Section 1320a-7b(b)(3)(A) and the "safe harbor" regulations regarding discounts or other reductions in price set forth in 42 C.F.R. Section 1001.952(h). In this regard, Buyer may have an obligation to accurately report, under any state or federal program which provides cost or charge based reimbursement for the products or services covered by this Agreement, or as otherwise requested or required by any governmental agency, the net cost actually paid by Buyer.

17.      FORCE MAJEURE

                  Cardinal Health's obligations under this Agreement will be excused if and to the extent that any delay or failure to perform such obligations is due to fire or other casualty, product or material shortages, strikes or labor disputes, transportation delays, change in business conditions (other than insignificant changes), manufacturer out-of-stock or delivery disruptions, acts of God, seasonal supply disruptions, or other causes beyond the reasonable control of Cardinal Health. During the period of any such delay or failure, Buyer may purchase the Primary Requirements for the affected Pharmacies from others, but will recommence purchasing from Cardinal Health upon cessation of such delay or failure.

18.      RECORDS AND AUDIT

                  Cardinal Health will maintain records pertaining to the pharmaceutical products purchased by Buyer under this Agreement as required by applicable state and federal laws and regulations. Not more than once in any twelve (12) month period, and following sixty (60) days advance written notice to Cardinal Health, Buyer or its agent will have the right to review those relevant records applicable to its pharmaceutical purchases for the sole purpose of verifying compliance with pricing the terms of this Agreement. Any such review will be limited to the most current full twelve (12) months of historical information as of the date such advance written notice is provided to Cardinal Health pertaining to transactions performed under this Agreement and will be subject to an executed mutually agreed upon confidentiality agreement. With respect to contracts between Cardinal Health and certain manufacturers or other contracts which must remain confidential as determined by Cardinal Health, Buyer may only review records relating to such contracts through an employee of a national accounting firm mutually agreed to by both parties (i.e., not a Buyer employee) only to verify compliance with this Agreement. Such accounting firm may confirm to Buyer that Cardinal Health has (or has not) complied with the pricing of this Agreement, but may not (and will not) disclose to Buyer any confidential information. All information reviewed by such accounting firm employee will be done only pursuant to a confidentiality agreement mutually agreed to by both parties and signed by Buyer and the accounting firm who will have access to such information, prior to beginning any such review. Any such audit will be at Buyer's sole cost and expense. Buyer shall provide Cardinal Health a Summary of

         Findings at the completion of any audit. Buyer will allow Cardinal Health thirty (30) days to review the Summary of Findings and in good faith discuss all disagreements in such findings with Buyer. Any findings that provide mutual benefits or off setting errors to both parties will be addressed in good faith and the cost of the audit will be shared equally. In the event that the parties agree that Buyer was overcharged, Cardinal Health shall pay Buyer the amount of such overcharges within forty-five (45) days of submission of the Summary of Findings.

19.      ENTIRE AGREEMENT; SUCCESSORS

                  This Agreement and its exhibits constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, proposals, bids/bid responses, and understandings between the parties relative to the subject matter of this Agreement. This Agreement will be governed by Ohio law. Neither Cardinal Health nor Buyer may assign its rights under this Agreement without the written consent of the other; provided, however, that Cardinal Health may delegate its rights and obligations to any entity that is controlled by or under common control with Cardinal Health, Inc. This Agreement will be binding on, inure to the benefit of, and be enforceable by and against the respective successors and assigns of each party to this Agreement.

20.      AMENDMENTS

                  No changes to this Agreement will be made or be binding on any party unless made in writing and signed by each party to this Agreement.

21.      WAIVER

                  The failure of either party to enforce any provision of this Agreement will not be considered a waiver of any future right to enforce such provision.

22.      ANNOUNCEMENTS

                  Neither party will issue any press release or other public announcement, verbally or in writing, referring to the other party or any entity which is controlled by or under common control with the other party, without the other party's prior written consent and advice of counsel. Each party will provide to the other a written copy of any such press release or other public announcement no less than seventy-two (72) hours prior to the party's intent to issue such release or announcement. Any such press release or other public announcement proposed by either party will be subject to the other party's revision and final approval. Nothing contained herein will limit the right of either party to issue a press release if, in the opinion of that party's counsel, such press release is required pursuant to state or federal securities laws, rules or regulations, in which case the party required to make the press release or public announcement shall use commercially reasonable efforts to obtain the approval of the other party as to the form, nature and content of the press release or other announcement prior to issuing the press release or making the public announcement. In the case of notices to Cardinal Health under this Section 22 the contact person shall be EVP of Sales, with a copy to the SVP, Corporate Communications at the address set forth at the end of this Agreement. For Chronimed such notices shall be sent to the EVP Operations at the address set forth at the end of this Agreement.

23.      [***]

                  Cardinal Health will [***] Buyer, as possible, [***], and as [***], in [***].

24.      INDEPENDENT CONTRACTORS

                  This relationship is that of independent contractors. This Agreement does not create any employment, agency, franchise, joint venture, partnership or other similar legal relationship between Buyer and Cardinal Health. No party has the authority to bind or act on behalf of the other party except as otherwise specifically stated in this Agreement.

25.      OTHER DEFINITIONS

                  For purposes of this Agreement, "CONTRACT YEAR" shall mean each successive twelve (12) month period with the first Contract Year commencing as of the Commencement Date. "CONTRACT QUARTER" or "QUARTER" means each successive three (3) month period that this Agreement is in effect with the first such quarter commencing on the Commencement Date.

26.      CARDINAL HEALTH REPRESENTATIONS

                  Cardinal Health represents that it will comply with all applicable federal and state laws and regulations regarding the handling, storage and distribution of Merchandise, including the Prescription Drug Marketing Act of 1987.

CHRONIMED INC.                                      CARDINAL HEALTH*
___________________________________________         7000 CARDINAL PLACE
___________________________________________         DUBLIN, OHIO 43017
FACSIMILE:_________________________________         FACSIMILE: (614) 757-6000

BY_________________________________________         BY__________________________

TITLE______________________________________         TITLE_______________________

DATE_______________________________________         DATE________________________

*The term "CARDINAL HEALTH" means the following pharmaceutical distribution companies: Cardinal Health 106, Inc. (formerly known as James W. Daly, Inc.), a Massachusetts corporation (Peabody, Massachusetts); Cardinal Health 103, Inc. (formerly known as Cardinal Southeast, Inc.), a Mississippi corporation (Madison, Mississippi); Cardinal Health 110, Inc. (formerly known as Whitmire Distribution Corporation), a Delaware corporation (Folsom, California) and any other subsidiary of Cardinal Health, Inc., an Ohio corporation ("CHI"), as may be designated by CHI.

                                                                       EXHIBIT A

PHARMACIES

                         Chronimed/Statscript Pharmacies
                                   March 2003

Mail Order ("Mail Order Pharmacy Group")

Minnetonka
San Francisco
Miami Beach - satellite mail order facility
Memphis - satellite mail order facility
Houston - satellite mail order facility

Retail (the "Retail Pharmacy Group")

Kansas City
Chicago
Dallas
Houston
Fort Lauderdale
St. Louis
West Palm Beach
Tampa
Miami Beach
Montrose
Philadelphia
Washington D.C.
Atlanta
Indianapolis
San Francisco
West Hollywood
Seattle
San Diego
Las Vegas
Boston
St. Petersburg
Orlando
New York
Milwaukee
Oaks
Memphis
Minneapolis

                                                                       EXHIBIT B

PRICING MATRIX

         This Pricing Matrix has been established based upon Buyer's representations that, in each Contract Year:

         (a) Buyer will purchase each Pharmacy's Primary Requirements from Cardinal Health;

         (b) Minimum total aggregate Annual Qualified Purchases from Cardinal Health will be $[***] per Contract Year in order for Upfront Discounts to remain in effect.

         The foregoing (a) through (c) are collectively referred to herein as the "MINIMUM REQUIREMENTS"). If, for any reason, some or all of the Minimum Requirements are not met by Buyer, then Cardinal Health may reasonably modify this Pricing Matrix.

         Subject to the Minimum Requirements and Section 4 of this Agreement regarding timely payment, Buyer will be entitled to purchase from Cardinal Health branded Rx Products, Schedule II Rx Products (that are not Specially Priced Merchandise or subject to a Manufacturer Contract) and over-the-counter Merchandise at an amount as set forth in the table below:

----------------------------------------------------------------------------------
AGGREGATE ANNUAL QUALIFIED PURCHASES OF ALL           CARDINAL HEALTH'S [***]
                PHARMACIES                           THE FOLLOWING PERCENTAGE:
----------------------------------------------------------------------------------
               BELOW $[***]                      AS MUTUALLY AGREED BY THE PARTIES
----------------------------------------------------------------------------------
              $[***] - $[***]                                  [***]
----------------------------------------------------------------------------------
              $[***] - $[***]                                  [***]
----------------------------------------------------------------------------------
              $[***] - $[***]                                  [***]
----------------------------------------------------------------------------------
              $[***] - $[***]                                  [***]
----------------------------------------------------------------------------------
              $[***] AND ABOVE                   AS MUTUALLY AGREED BY THE PARTIES
----------------------------------------------------------------------------------

         *Pricing in the above table is based on [***] DSO

         Buyer will initially be invoiced at Cardinal Health's [***]. Each Contract Quarter, Cardinal Health will evaluate the total, aggregate Qualified Monthly Purchases of all Pharmacies during the immediately preceding Contract Quarter. If the total, aggregate annualized Qualified Monthly Purchases of all Pharmacies during such quarter entitle Buyer to purchase Merchandise at a lower (or higher) cost of goods according to the foregoing table than Buyer was invoiced during the applicable quarter, prospective adjustments to the cost of goods will be made as further described below.

         For example, if the cost of goods is equal to Cardinal Health's [***], and if, during a Contract Quarter, the average, annualized aggregate Qualified Monthly Purchases of all Pharmacies were $[***] (and Buyer's payment terms remained [***]), then Buyers' cost of goods for the following Contract Quarter will be decreased to Cardinal Health's [***]. Conversely, if the average, annualized aggregate Qualified Monthly Purchases of all of the Pharmacies was $[***] (and Buyer's payment terms remained [***]), then Buyer's cost of goods for the following Contract Quarter will be increased to Cardinal Health's [***].

         The parties acknowledge that Cardinal Health may need to retroactively calculate Buyer's Cost of Goods for the period beginning on the first day of a Contract Year and continuing until the first date on which an adjustment is reflected on Buyer's invoice. If Buyer overpaid Cardinal Health for its purchases during such period, then Cardinal Health will refund to Buyer the overpayment in the form of a check or a credit memo to be used toward future purchases of Merchandise from Cardinal Health. If Buyer underpaid Cardinal Health, then Buyer will pay to Cardinal Health any additional amount owed. Any refunds due to Buyer from Cardinal Health, or any payments due to Cardinal Health from Buyer, will be calculated and paid within [***] following the end of each Contract Year.

         Notwithstanding the foregoing, the following Merchandise will not be available for purchase in accordance with the cost of goods set forth above, but instead will be [***]:

[***]
[***] equipment
Certain [***] Merchandise
Merchandise subject to a Manufacturer Contract

                                                                       EXHIBIT C

OTHER SERVICES

         BASE SERVICE PACKAGE

---------------------------------------------------
PROGRAMS AND SERVICES               FREQUENCY
---------------------------------------------------
EOE Machines                        One per store
---------------------------------------------------
Shelf Labels                        With each order
---------------------------------------------------
Price Stickers                      With each order
---------------------------------------------------
Auto Generic Substitution           Ongoing
Program
---------------------------------------------------
Auto Repack Substitution            Ongoing
Program
---------------------------------------------------

-----------------------------------------------------------
PROGRAMS AND SERVICES               FREQUENCY
-----------------------------------------------------------
Category Purchase                   Monthly, upon request
Summary
-----------------------------------------------------------
Item Purchases Report               Monthly, upon request
-----------------------------------------------------------
Rx Velocity Report -                Quarterly, upon request
Top 200 Items
-----------------------------------------------------------
Generic Purchase Report             Quarterly, upon request
-----------------------------------------------------------
Price Change Notification           Weekly, upon request
-----------------------------------------------------------
Controlled Substance                Monthly, upon request
Variance Report
-----------------------------------------------------------
DEA Report                          Monthly, upon request
-----------------------------------------------------------

                                                                     EXHIBIT D-1

                            SERVICE LEVEL DEFINITION

         For purposes of this Agreement, the service level percentage will be calculated by [***] of [***] by the [***] of [***]. The following items will be excluded from the service level calculation:

         1.       [***];

         2.       [***] and/or [***];

         3.       Items where a Pharmacy has failed to provide [***]; and

         4.       Items where a Pharmacy's historical demand is [***].

         The foregoing calculation is the "ADJUSTED SERVICE LEVEL."

         The service level guaranty in this Agreement for Buyer will commence [***] following the later of the Commencement Date or Cardinal Health's receipt of accurate usage data. The service level guaranty for Pharmacies added to this Agreement after the Commencement Date will commence [***] following receipt by Cardinal Health of accurate usage data. This will allow Cardinal Health to gain usage information and adjust inventory levels appropriately.

         Upon Buyer's request, if Cardinal Health does not meet its service level for any quarter, Cardinal Health and Buyer will jointly develop a service level action plan for the following quarter. During the implementation of the service level action plan, Buyer may not terminate this Agreement for cause.

         Buyer will notify Cardinal Health at least [***] days prior to the expiration of any manufacturer's contract which is being replaced with a different contract, and will cooperate with and assist Cardinal Health in disposing of any excess inventory of Merchandise previously stocked at Buyer's or a Pharmacy's request. Failure to comply with these notice requirements will entitle Cardinal Health to discontinue the service level guaranty to the Pharmacies until [***] after delivery of accurate usage data for the new items.

                                                                     EXHIBIT D-2

                      TOP 15 BRANDED MAIL ORDER RX PRODUCTS
                                       AND
                        TOP 15 BRANDED RETAIL RX PRODUCTS

Mail order:

[***] [***]
[***] [***]
[***] [***]
[***] [***]
[***] [***]
[***] [***]
[***] [***]
[***] [***]
[***] [***]
[***] [***]
[***] [***]
[***] [***]
[***] [***]
[***] [***]
[***] [***]
[***] [***]

Retail:

[***] [***]
[***] [***]
[***] [***]
[***] [***]
[***] [***]
[***] [***]
[***] [***]
[***] [***]
[***] [***]
[***] [***]
[***] [***]
[***] [***]
[***] [***]
[***] [***]
[***] [***]

EXHIBIT E-1

                 CARDINAL HEALTH RETURNED GOODS POLICY - RETAIL

GENERAL POLICY

Product in "merchantable condition" (as defined below) may generally be returned to the Cardinal Health company from which the product was originally purchased if the return is made within the timeframes and subject to the terms and conditions described below:


RETURN MADE WITHIN:               NORMAL CREDIT AMOUNT:

1 - [***] from Invoice Date       [***] of original invoice amount paid by
                                  Buyer. This policy covers all ordering/filling errors.

More than [***]                   [***] of original contract or other "cost"
                                  paid by Buyer (i.e., not including any
                                  applicable mark-up and not to exceed actual amount paid).

"MERCHANTABLE CONDITION" will be determined by Cardinal Health based upon its ability to return the item to its inventory for resale in the normal course of its business without special preparation, testing, handling, or expense and will exclude the following:

A. Any item which has been used or opened, is a partial dispensing unit or unit of sale, is without all original packaging, labeling, inserts, or operating manuals, or that is stickered, marked, damaged, defaced, or otherwise cannot readily be resold by Cardinal Health for any reason.

B. Short-dated (less than seven (7) months expiration dating), outdated, or seasonal product and items purchased on a "special order" basis, including non-stock and drop ship items.

C. Any sterile or refrigerated merchandise, unless Cardinal Health is specially assured that such merchandise was properly stored and protected at all times and such merchandise is returned separately in a package marked as such and accompanied by a separate credit request form.

D. Any low stability product, including [***](TM), [***](TM), or other products which are usually sensitive to temperature and handling conditions.

E. Any product not intended for return to a wholesaler in accordance with the return policies of the applicable manufacturer.

UNMERCHANTABLE PRODUCT

Any item not eligible for return in accordance with Cardinal Health's General Policy (above) will not be accepted for return without special written authorization and will generally require return directly to the manufacturer. If Cardinal Health does participate in the return process for any product not in "merchantable condition," any return credit to the Buyer will be based upon the actual credit issued by the manufacturer and will be subject to a minimum [***] handling charge. Cardinal Health will work with third party return processors to allow Buyer to realize value through returns of unmerchantable product. Upon Buyer's request, Cardinal Health and Buyer will negotiate the terms of this arrangement, which will include such terms as an administrative fee payable to Cardinal Health, reconciliation and credits to Buyer's account.

CONTROLLED SUBSTANCES

Credit for the return of controlled substances requires a separate Merchandise Return Authorization Form (the "MRA FORM") and must comply with all federal and state procedures and requirements in addition to the terms and conditions described herein.

SHORTS AND DAMAGED MERCHANDISE

Claims of order shortages (e.g., invoiced but not received), damage and mispicks must generally be reported within [***] from the applicable invoice date. Controlled substance shortage claims must be reported immediately per DEA requirements.

ONGOING ASSURANCE AND CARDINAL HEALTH CREDIT REQUEST FORM

Prior to returning any product to Cardinal Health, each Buyer must execute and deliver to Cardinal Health an Ongoing Assurance verifying that all returned merchandise has been kept under proper conditions for storage, handling, and shipping. All requests for credit must be submitted via EOE, on the CardinalCHOICE(R) system or by approved EDI interface. A fully completed MRA Form must accompany all merchandise to be returned. A fully completed form includes, but is not limited to, the following information: the invoice number and invoice date for the merchandise to be returned.

SHIPPING OF RETURN GOODS

Return merchandise must be placed in a proper shipping container and, for merchandise valued at more than $250, signed for by the driver when the product is picked up. All MRA Forms will be reviewed by Cardinal Health for compliance with its Returned Goods Policy. The acceptability, valuation, and acceptance of any return is at the sole discretion of Cardinal Health and/or the manufacturer. Any credit of similar offsets may be taken only as previously approved by Cardinal Health (as evidenced by the issuance of a valid credit memo), and may not be otherwise taken or deducted by the Buyer.

         OTHER RESTRICTIONS

This policy is subject to change without notice by Cardinal Health. This policy is further subject to modification as may be deemed necessary or appropriate by Cardinal Health to comply with applicable federal and/or state regulations, FDA guidelines, state law, and other restrictions applicable to returned merchandise.

                   CARDINAL HEALTH RETURN GOODS AUTHORIZATION
                                ONGOING ASSURANCE

The undersigned Buyer ("BUYER") of one (1) or more of the Cardinal Health companies identified below ("WHOLESALER," whether one (1) or more) hereby agrees that this document is being delivered to confirm Buyer's compliance with applicable federal, state, and local laws / guidelines concerning returned goods and will apply to all returns by Buyer to Wholesaler from time to time and will supersede any inconsistent provisions which may be contained in any credit request, purchase order, or other documents pertaining to the supply relationship between Buyer and Wholesaler.

1. Buyer represents, warrants, and guarantees to Wholesaler that: (a) each such return will be made only to the specific Wholesaler from which the item was originally purchased; (b) each such return will be accompanied by Wholesaler's credit request form (the "RETURN FORM"), which will specify both Buyer's and Wholesaler's name and address, the date of the return, the quantity and description of the product returned, and such other information as may reasonably be requested on Wholesaler's Return Form; (c) Buyer will retain a copy of each Return Form and related credit memo and make such documentation available to the manufacturer and to authorized federal, state, and local law enforcement officers upon request; (d) the credit claimed or accepted by Buyer for any such return will not exceed the original purchase price paid to Wholesaler; and (e) all merchandise returned to Wholesaler has been stored and handled by Buyer in accordance with all applicable federal, state, and local laws, manufacturer guidelines when disclosed to Buyer by the manufacturer or wholesaler, and good trade practices, and such merchandise has not been adulterated or misbranded by Buyer within the meaning of the Federal Food, Drug, and Cosmetic Act and meets all FDA, state, and other applicable requirements and guidelines.

2. Buyer will indemnify and defend Wholesaler against and from any expense, claim, liability, or penalty (including reasonable legal fees) arising from any failure of Buyer to properly comply with the provisions specified in this document.

3. *The term "Cardinal Health" means the following pharmaceutical distribution companies: Cardinal Health 106, Inc. (formerly known as James W. Daly, Inc.), a Massachusetts corporation (Peabody, Massachusetts); Cardinal Health 103, Inc. (formerly known as Cardinal Southeast, Inc.), a Mississippi corporation (Madison, Mississippi); Cardinal Health 110, Inc. (formerly known as Whitmire Distribution Corporation), a Delaware corporation (Folsom, California) and any other subsidiary of Cardinal Health, Inc., an Ohio corporation ("CHI"), as may be designated by CHI.

                                              _________________________________
                                                     Buyer's Name (Print)

                                              _________________________________
Dated:________________________ , 200_____      By Authorized Signature / Title

                                                                     EXHIBIT E-2

                RETURNED GOODS POLICY FOR UNMERCHANTABLE PRODUCT

                                 GENERAL POLICY

Cardinal Health and Buyer have agreed to pursue a return process whereby Cardinal Health will assist Buyer in receiving value for certain unmerchantable Product. Product which may not be returned pursuant to Cardinal Health's Standard Returned Goods Policy may be returned to an authorized manufacturer through a third party pursuant to this policy. Products which are "UNMERCHANTABLE" include, but are not limited to, those items which Cardinal Health determines are not in "merchantable condition" (as defined in Cardinal Health's Returned Goods Policy), and the following:

A. Any item which has been used or opened, is a partial dispensing unit or unit of sale, is without all original packaging, labeling, inserts or operating manuals, or that is stickered, marked, damaged, defaced or otherwise cannot readily be resold by Cardinal Health for any reason.

B. Short-dated (less than seven (7) months expiration dating), outdated, or seasonal product and items purchased on a "special order" basis, including non-stock and drop ship items.

C. Any sterile or refrigerated Merchandise, unless Cardinal Health is specially assured that such Merchandise was properly stored and protected at all times and such Merchandise is returned separately in a package marked as such and accompanied by a separate credit request form.

D. Any low stability product, including [***](TM), [***](TM), or other products which are usually sensitive to temperature and handling conditions.

E. Any product not intended for return to a wholesaler in accordance with the return policies of the applicable manufacturer.

Product in "unmerchantable condition" may generally be returned to vendors (a) with which Cardinal Health has a current relationship, (b) are not either insolvent or subject to a petition in bankruptcy, or (c) which do not have an outstanding balance due Cardinal Health at the date on which such Product is submitted for return (each such vendor, an "ACTIVE MANUFACTURER"). Unmerchantable Product may only be returned through a third party return processor ("THIRD PARTY") in accordance with the terms and conditions described in this policy. Cardinal Health will provide the Third Party selected by Buyer with a current list of all Active Manufacturers. Any Third Party selected by Buyer must enter into a Confidentiality Agreement, in a form acceptable to Cardinal Health, prior to accepting any returns from Buyer.

                             PROCEDURES FOR RETURNS

Buyer and Cardinal Health will notify each Active Manufacturer of their relationship as Buyer/wholesaler. Buyer will send all returns of unmerchantable Product to its selected Third Party. The amount identified by the Third Party as the amount to which Buyer is entitled in exchange for the return will be determined in accordance with the return policy of the applicable Active Manufacturer as described in the Third Party's database, which will reflect Buyer's cost of goods purchased through Cardinal Health. Buyer will instruct the Third Party to provide Cardinal Health with documentation (either in paper or electronic format) to substantiate each debit memo submitted to Active Manufacturers on behalf of Buyer.

Buyer will instruct each Active Manufacturer to issue any and all credits to Cardinal Health for Merchandise that was purchased by Buyer from Cardinal Health and is returned through a Third Party in unmerchantable condition, and to reference the debit memo number corresponding to the debit memo prepared by the Third Party. Buyer and Cardinal Health acknowledge that Buyer will handle, without Cardinal Health's involvement, all matters relating to returns to manufacturers with which Buyer has a direct contracting relationship (whether or not such manufacturer is an Active Manufacturer).

Buyer will pay the Third Party directly for all of such Third Party's fees. In addition, Buyer will reimburse Cardinal Health for all costs billed by the Third Party to Cardinal Health that relate to Buyer's returns hereunder, including, but not limited to, processing fees, postage, delivery and destruction fees.

Each calendar month, Cardinal Health will be paid [***] of the net returns received by Cardinal Health from all Active Manufacturers as a processing fee (the "PROCESSING FEE") in accordance with the following procedure:

- Cardinal Health will adjust Buyer's account upon the earlier of receipt of an actual credit from an Active Manufacturer, or within ninety (90) days following the date of a debit memo submitted to an Active Manufacturer. Buyer will not deduct from any amounts owed to Cardinal Health, any amounts relating to the return of Merchandise through a Third Party.

- Each calendar month, Cardinal Health will (a) track credits due Buyer's account in the amount received by Cardinal Health from each Active Manufacturer during such month for Buyer's returns (or, if not received within ninety (90) days, the amount anticipated to be received as shown on the debit memo), and (b) adjust previously made credits to Buyer's account to reflect actual credits authorized to Cardinal Health for returned Product, so that a net credit may be determined.

- Once per month, Cardinal Health will credit Buyer's account with the net amount due Buyer for all Third Party Returns activities during the previous month, less the Processing Fee.

With the monthly credit, Cardinal Health will provide Buyer with a report of all Active Manufacturer credits and debit memos posted during such month. Cardinal Health will not perform a detail line reconciliation of the amounts authorized by Active Manufacturers as compared to the original debit memo.

Notwithstanding the foregoing, if the applicable Active Manufacturer (a) is in a debit balance in Cardinal Health's accounts payable system, or (b) is subject to a petition in bankruptcy or is deemed insolvent, then no credit will be issued to Buyer, and the credit will accrue to Cardinal Health's benefit, until such time as the Active Manufacturer is no longer in a debit balance, bankruptcy proceeding or insolvent. In addition, the Third Party will be exclusively responsible for resolving discrepancies relating to returned Product through such Third Party.

To the extent that Buyer desires to return Product to a supplier which is not an approved Active Manufacturer, Cardinal Health will credit Buyer's account only after Cardinal Health receives payment either through check, money order or wire transfer. If check, wire transfer or any other payment method is employed which does not guarantee Cardinal Health immediately available funds, Cardinal Health will credit Buyer's account only upon receiving such funds in Cardinal Health's account. Buyer may not offset payments due from Buyer to Cardinal Health for Product purchases against any amounts Buyer deems are due and owing pursuant to this Third Party Returned Goods Policy.

Cardinal Health may modify this Third Party Returned Goods Policy in its reasonable discretion from time to time.